UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                     FORM 8-K



                                 CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 17, 1996
                                                      ----------------------
                                                        (September 17, 1996)





                                Bradlees, Inc.

                                --------------

          (Exact Name of Registrant As Specified In Its Charter)



                              Massachusetts

                              -------------

              (State Or Other Jurisdiction of Incorporation)





        1-11134                                        04-3156108

        -------                                        ----------

(Commission File Number)                 (IRS Employer Identification No.)



One Bradlees Circle; Braintree, Massachusetts
02184
- ---------------------------------------------
(Address Of Principal Executive Offices)
(Zip Code)



                              (617) 380-3000

                              --------------

            (Registrant's telephone number, including area code)



                              Not Applicable

                              --------------

    (Former name or former address, if changed since last report)













                        Exhibit Index on Page 4



                   Page 1 of  10  (Including Exhibits)

Item 5:  OTHER EVENTS

         ------------



Beginning on September 17, 1996, Bradlees, Inc. (the "Company") will distribute to its banks and other credit providers summaries of its unaudited financial results for the thirteen and twenty-six weeks ended August 3, 1996, including a comparison to the Company's summary financial plan (the "Plan") for the fiscal year ending February 1, 1997 ("Fiscal 1996") filed on Form 8-K dated March 29, 1996, and summaries of its revised financial plan (the "Revised Plan") for the second half of Fiscal 1996. The Fiscal 1996 second quarter and first half results and the Revised Plan are attached hereto as Exhibits 20A and 20B, respectively.



Effective October 28, 1995, the Company completed the conversion of its financial systems and changed its quarterly financial calendar to conform to the common retail presentation of 13 week ("4-5-4") quarters. Last year's amounts for the first and second quarters were restated accordingly.



Total sales for the 13 weeks (second quarter) and 26 weeks (year-to-date) ended August 3, 1996 were $43.8 and $96.6 million below Plan, respectively, primarily due to the difficulties in promptly offsetting sales losses from discontinued merchandise categories and the weak retail market, particularly for apparel.
 EBITDA (as defined in the exhibits) for the same periods was $28.4 and $31.0 million below Plan, respectively, primarily due to the lower sales and associated gross margin shortfall and the lower gross margin rate in the second quarter. The lower-than-planned gross margin rate in the second quarter was due primarily to higher-than-planned markdowns and a $5.9 million markdown provision (excluded from EBITDA) associated with 14 closing stores' going-out-of-business (GOB) sales. Reorganization items in the second quarter that were not in the Plan included charges such as asset and liability writeoffs and an estimated provision for rejected leases associated with the 14 stores closing in the third quarter.

As of August 3, 1996, total cash and cash equivalents were $.5 million above Plan, primarily due to below-Plan capital spending and higher-than-planned accounts payable, offset by higher levels of cash used in operations. Accounts payable was $18.5 million above Plan at August 3, 1996, due primarily to continued vendor terms support. Inventory levels were $1.0 million below Plan at August 3, 1996.

Certain revisions have been made to the Plan with a net decrease of $12 million in annual Fiscal 1996 EBITDA after restructuring payments. EBITDA prior to restructuring payments for Fiscal 1996 is planned at a breakeven level. The revisions to the Plan for the second half of Fiscal 1996 include adjustments for the impact of the 14 stores closing in the third quarter, a half-point increase in the gross margin rate, $22 million in SG&A expense reductions (exclusive of store closings), seasonal borrowings of up to $52 million, and a $10 million reduction in planned capital spending. The majority of the Company's new merchandising, advertising and operational strategies are in place for the second half and are reflected in the planned improvements in operating results. The Revised
Plan incorporates the actual results for the first half of Fiscal 1996.

The Company is distributing the quarterly performance against its Plan (the "Plan Performance Information") as well as the Revised Plan to its banks and other credit providers to facilitate their credit analyses. The Plan
Performance Information and the Revised Plan SHOULD NOT BE
RELIED UPON FOR
ANY OTHER PURPOSE and should be read in conjunction with the Company's Form
8-K dated March 29, 1996, Form 10-Q for the first and second quarters ended May 4, 1996 and August 3, 1996 and Form 10-K for the fiscal year ended February 3, 1996 (fiscal 1995). The Plan Performance Information and the Revised Plan are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses. Although the Company is publicly disclosing the Plan Performance Information and Revised Plan, the Company does not believe it is obligated to provide such information indefinitely, and the Company may cease making such disclosures and updates at any time. The Plan Performance Information and Revised Plan were not examined, reviewed or compiled by the Company's independent public accountants. The Company is not obligated to update the Plan Performance Information or the Revised Plan to reflect subsequent events or developments. The Plan Performance Information and Revised Plan are subject to future adjustments, if any, that could materially affect such information.



The Revised Plan was not prepared with a view toward compliance with the guidelines established by the American Institute of Certified Public Accountants or the rules and regulations of the Securities and Exchange Commission regarding financial projections. While presented with numerical specificity, the Revised Plan contains forward looking statements which are based upon a variety of assumptions (including assumptions concerning the success of the Company's new merchandising, advertising and operational strategies and the related effects on sales and gross margin and the achievement of expected expense reductions) that may not be realized and are subject to significant business, economic and competitive uncertainties and potential contingencies, many of which are beyond the Company's control. Consequently, the Revised Plan should not be regarded as a representation or warranty by the Company, or any other person, that the projections contained therein will be realized. Actual results may vary materially from those presented in the Revised Plan.





Item 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS


- -----------------------------------------------------------------
- -



         Exhibit:  20A        Financial Summary Results for the
                              13 and 26 Weeks Ended August 3, 1996



                   20B        Fiscal 1996 Second Half Revised
                              Summary Financial Plan

                               INDEX TO EXHIBITS





Exhibit No.                      Exhibit                   Page No.

- -----------                      -------                   --------





   20A                Financial Summary Results for the        6
                      13 and 26 Weeks Ended August 3, 1996



   20B                Fiscal 1996 Second Half Revised Summary  8
                      Financial Plan

                                  BRADLEES, INC.

                                AND SUBSIDIARIES



                                   SIGNATURES

                                   ----------







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                             BRADLEES, INC.





Date:  September 16, 1996                    By /s/ MARK A. COHEN

                                                -----------------

                                                Mark A. Cohen

                                                Chairman and

                                                Chief Executive Officer





Date:  September 16, 1996                    By  /s/ PETER THORNER
                                               -----------------

                                                 Peter Thorner

                                                 President, Director and

                                                 Chief Operating Officer





Date:  September 16, 1996                    By  /s/ CORNELIUS F. MOSES III
                                                  ------------------------

                                                 Cornelius F. Moses III

                                                 Senior Vice President,

                                                 Chief Financial Officer

                                 BRADLEES, INC.
Exhibit 20A

                         SECOND QUARTER RESULTS VS. PLAN
Page 1 of 2

                                  (Unaudited)

                                 (In Millions)



                            Second Quarter 1996      Year-to-Date 1996

                          Actual  Plan*  Last Year   Actual Plan*  Last Year

                          ------  -----  ---------   ------ -----  ---------

INCOME SUMMARY:
- ---------------

 Owned Sales              $367.3  $411.5   $419.0    $702.9 $798.8  $796.3

 Food Service Sales          2.3     2.9      2.5       4.4    4.8     4.7

 Leased Department Sales    16.6    15.6     16.0      28.8   29.1    28.9
                          ------  ------   ------   ------- ------  ------

 Total Sales               386.2   430.0    437.5     736.1  832.7   829.9


 Gross Margin $            107.3   134.7    124.5     209.8  244.8   224.0

  Non-Recurring GOB
   reserve                  (5.9)      -        -      (5.9)     -       -
                          ------  ------   ------   ------- ------  ------

 Adjusted Gross Margin     101.4   134.7    124.5     203.9  244.8   224.0

  Gross Margin % (based on
  owned sales)              27.6%   32.7%    29.7%     29.0%  30.6%   28.1%


 SG&A Expenses            (134.0) (134.2)  (143.3)   (272.0)(276.1) (278.0)


 Cash Impact from
  Restructuring             (2.0)   (0.7)       -      (4.6)  (4.6)      -

 Other Income                3.6     3.5      3.7       6.4    6.5     7.0

 Add back Non-Recurring
  GOB Reserve                5.9       -        -       5.9      -       -
                          ------  ------   ------   ------- ------  ------

 EBITDA                    (25.1)    3.3    (15.1)    (60.4)(29.4)  (47.0)
                          ------  ------   ------   ------- ------  ------

 Add back Cash Impact
  from Restructuring         2.0     0.7        -       4.6   4.6       -

 Less Non-Recurring GOB
  Reserve                   (5.9)      -        -      (5.9)    -       -

 Depreciation &
  Amortization             (10.4)  (10.6)   (13.2)    (21.5)(21.1)  (26.4)

 Interest Expense           (2.5)   (2.4)    (7.1)     (4.9) (4.8)  (16.9)

 Reorganization Items      (40.9)   (3.3)    (8.0)    (48.4) (9.7)   (8.0)

 Income Tax  Benefit           -       -     15.8         -     -    38.3
                          ------  ------   ------   ------- ------  ------

 Net Loss                 $(82.8) $(12.3)  $(27.6)  $(136.5)$(60.4) $(60.0)
                          ======  ======   ======   ======= ======  ======

                                 BRADLEES, INC.
Exhibit 20A

                         SECOND QUARTER RESULTS VS. PLAN
Page 1 of 2

                                  (Unaudited)
 (Continued)

                                 (In Millions)







BALANCE SHEET SUMMARY:                             Balance at End of Period
- ----------------------                             ------------------------
                                                    Actual  Plan*  Last Yr
 Unrestricted Cash and
  Cash Equivalents                                   $17.3  $23.0   $100.1

 Restricted Cash and
  Cash Equivalents                                     7.4    1.2      7.0

 Inventories                                         256.4  257.4    274.2

 Other Current Assets                                 32.3   27.3     60.0
                                                    ------  -----   ------
  Total Current Assets                               313.4  308.9    441.3

 Net Fixed Assets                                    175.7  215.8    278.0

 Long Term Assets                                    196.0  186.0    239.6
                                                    ------ ------   ------

   Total Assets                                     $685.1 $710.7   $958.9
                                                    ====== ======   ======


 Accounts Payable                                   $147.2 $128.7   $102.3

 Current Liabilities                                  68.5   59.4     48.0
                                                    ------ ------   ------
  Total Current Liabilities                          215.7  188.1    150.3

 Long-Term Liabilities                                80.7   90.0    190.2


 Liabilities Subject to Settlement                   570.0  538.0    516.1


 Paid-In-Capital                                     137.0  136.8    136.6

 Accumulated Deficit                                (318.3)(242.2)   (34.3)
                                                    ------ ------   ------
  Total Stockholders'
   Equity (Deficiency)                              (181.3)(105.4)   102.3
                                                    ------ ------   ------

   Total Liabilities and
    Stockholders' Equity (Deficiency)               $685.1 $710.7   $958.9
                                                    ====== ======   ======



* As filed on Form 8-K dated March 29, 1996.



NOTE: EBITDA is earnings (loss) before interest expense, income taxes, non-cash restructuring and non-recurring items, asset impairment charge, reorganization and extraordinary items, and depreciation and amortization. At the time cash is received or expended for restructuring and non-recurring items, the cash amount is included in the calculation of EDITDA.

                                BRADLEES, INC.
Exhibit 20A

                       SECOND QUARTER RESULTS VS. PLAN
Page 2 of 2

                                 (Unaudited)

                                (In Millions)







                                    Second  Quarter 1996      YTD 1996
                                    --------------------  ---------------
                                       Actual   Plan *    Actual   Plan *
                                       ------   ------    ------   ------

CASH FLOW SUMMARY:
- ------------------

 Beginning Unrestricted Cash
  & Cash Equivalents                   $4.9     $3.0      $63.0    $63.0


 Cash Provided by (Used in)
  Operations:

  Net Loss                            (82.8)   (12.3)    (136.5)   (60.4)

  Depreciation & Amortization          10.4     10.5       21.5     21.1

  Other, Including Reorganization
   Items                               39.6      0.4       40.1      0.8


 Changes in Working Capital:

  Inventory Decrease                   44.0     30.5       25.9     24.8

  Accounts Payable Increase
   (Decrease)                           9.9    (15.2)      (1.7)   (20.1)

  All Other                            (1.2)    20.7       24.3     22.5
                                      -----    -----      -----    -----

 Net Cash Provided by (Used in)
  Operations**                         19.9     34.6      (26.4)   (11.3)


 Capital Spending                      (5.5)   (13.1)      (9.4)   (25.6)

 Increase in Restricted Cash
  and Cash Equivalents                 (0.2)       -       (6.2)       -


 Other:

  Payments of Capital Leases
   & Other                             (0.6)    (0.6)      (1.3)    (1.3)

  Payments of Liabilities Subject
   to Settlement                       (1.2)    (0.9)      (2.1)    (1.8)

  Deferred Financing Costs                -        -       (0.3)       -
                                      -----    -----       -----    -----

 Total Other                           (1.8)    (1.5)      (3.7)    (3.1)
                                      -----    -----       -----    -----


 Increase (Decrease) in Unrestricted
  Cash and Cash Equivalents            12.4     20.0      (45.7)   (40.0)
                                      -----    -----       -----    -----


 Ending Unrestricted Cash and
  Cash Equivalents                    $17.3    $23.0      $17.3    $23.0
                                      =====    =====      =====    =====



* As filed on Form 8-K dated March 29, 1996.



** Includes cash outlays associated with reorganization items.

                                 BRADLEES, INC.
Exhibit 20B

                          CONDENSED INCOME STATEMENT
Page 1 of 3

                              MANAGEMENT FORMAT

                                (In Millions)



                 1996 SECOND HALF REVISED SUMMARY FINANCIAL PLAN
                 -----------------------------------------------

                              FIRST        QTR 3        QTR 4    PROJECTED
                              HALF         REVISED      REVISED
                              ACTUALS      PLAN         PLAN      ANNUAL
                              -------     -------      -------   ---------

INCOME SUMMARY:

 Owned Sales                   $702.9     $413.3       $517.5    $1,633.7

 Food Service Sales               4.4        2.0          2.5         8.9

 Leased Department Sales         28.8       13.4         16.0        58.2
                               ------     ------       ------    --------
 Total Sales                    736.1      428.7        536.0     1,700.8


 Gross Margin $                 209.8      123.6        163.6       497.0

 Non-recurring GOB Reserve       (5.9)         -            -        (5.9)
                               ------     ------       ------    --------
 Adjusted Gross Margin          203.9      123.6        163.6       491.1

 Gross Margin % (based on
  owned sales)*                  29.8%      29.9%        31.6%       30.4%


 SG&A Expenses                 (272.0)    (122.4)      (118.8)     (513.2)


 Other Income                     6.4        2.9          3.5        12.9

 Add Back Non-recurring GOB
  Reserve                         5.9          -            -         5.9

 Gain on Disposition of
  Properties                        -        1.5          2.0         3.5
                               ------     ------       ------    --------

 EBITDA before Restructuring    (55.8)       5.6         50.3         0.2
                               ------     ------       ------    --------

 Cash Impact from
  Restructuring                  (4.6)      (5.3)        (1.7)      (11.7)
                               ------     ------       ------    --------

 EBITDA after Restructuring     (60.4)       0.3         48.6       (11.5)
                               ------     ------       ------    --------


 Add back Cash Impact from
  Restructuring                   4.6        5.4          1.7        11.7

 Less Non-Recurring GOB Reserve  (5.9)         -            -        (5.9)

 Depreciation & Amortization    (21.5)     (10.6)        (9.9)      (42.0)

 Interest Expense                (4.9)      (3.2)        (2.9)      (11.0)

 Reorganization Items           (48.4)      (7.8)        (1.3)      (57.5)
                               ------     ------       ------     --------


 Net Income (Loss)            $(136.5)    $(15.9)      $ 36.2    $ (116.2)
                               =======     ======       ======    ========

 * Calculated prior to non-recurring GOB reserve.



 NOTE: EBITDA is earnings (loss) before interest expense, income taxes,
 non-cash restructuring and non-recurring items, asset
impairment charge,
 reorganization and extraordinary items, and depreciation and amortization.
 At the time cash is received or expended for restructuring and non-recurring
 items, the cash amount is included in the calculation of EDITDA.
                                        9


                                 BRADLEES, INC.
EXHIBIT 20B

                           CONDENSED BALANCE SHEET
Page 2 of 3

                              MANAGEMENT FORMAT

                                (in millions)





           FISCAL 1996 SECOND HALF REVISED SUMMARY FINANCIAL PLAN
           ------------------------------------------------------



                                                QTR3          QTR4
                                               ------        ------



Assets
- ------

Current Assets:

  Unrestricted cash & cash equivalents          $3.0         $37.4

  Restricted cash & cash equivalents             8.9           9.0

  Inventories                                  336.1         247.9

  Other current assets                          34.8          24.5
                                              ------        ------

    Total Current Assets                       382.8         318.8



Net Fixed Assets                               180.2         179.7

Long Term Assets                               193.4         190.8
                                              ------        ------

Total Assets                                  $756.4        $689.3
                                              ======        ======







Liabilities
- -----------

Current Liabilities:

  Accounts payable                            $184.9        $136.3

  Other current liabilities                    119.5          70.1
                                              ------        ------

    Total Current Liabilities                  304.4         206.4



Liabilities subject to settlement              568.9         566.3



Long-term capital lease obligations             47.7          47.2

Other long-term liabilities                     32.6          30.4
                                              ------        ------


    Total Liabilities                          953.6         850.3



Stockholders' Deficit
- ---------------------

  Common stock                                 137.0         137.0

  Accumulated deficit                         (334.2)       (298.0)
                                              ------        ------

    Total Stockholders' Deficit               (197.2)       (161.0)
                                              ------        ------

Total Liabilities & Deficit                   $756.4        $689.3
                                              ======        ======







                                        10

                                 BRADLEES, INC.
EXHIBIT 20B

                              CONDENSED CASH FLOW
Page 3 of 3

                               MANAGEMENT FORMAT

                                 (in millions)





                        FISCAL 1996 SECOND HALF REVISED
                         SUMMARY FINANCIAL PLAN
                        --------------------------------

                                  FIRST HALF                     PROJECTED
                                    ACTUALS      QTR3      QTR4    ANNUAL
                                  ----------     ----      ----  ---------


 Beginning unrestricted cash &
  cash equivalents                   $63.0     $17.3      $3.0     $63.0


 Cash provided by (used in)
   operations:

  Net income (loss)                 (136.5)    (15.9)     36.2    (116.2)

  Depreciation & amortization         21.5      10.6       9.9      42.0

  Other (including
    reorganization items)             40.1       3.4      (0.3)     43.2


  Changes in working capital:

  Inventory (increase) decrease       25.9     (79.7)     88.3      34.4

  Accounts payable increase
    (decrease)                        (1.7)     37.6     (48.5)    (12.5)

  All other                           24.3      (5.8)      9.8      28.3
                                     -----     -----     -----     -----

 Net cash provided by (used in)
   operations*                       (26.4)    (49.8)     95.4      19.2


 Capital spending                     (9.4)    (13.1)     (7.5)    (30.0)

 Increase in restricted cash and
   cash equivalents                   (6.2)     (1.5)     (0.2)     (7.8)


 Other

  Payments of capital leases &
   other                              (1.3)     (0.5)     (0.7)     (2.5)

  Payments of liabilities subject
    to settlement                     (2.1)     (1.0)     (1.0)     (4.2)

  Deferred financing costs            (0.3)      0.0       0.0      (0.3)

  Borrowings (payments) under the
    DIP Facility                       0.0      51.6     (51.6)      0.0
                                     -----     -----     -----     -----

 Total other                          (3.7)     50.1     (53.3)     (7.0)



 Incr. (decr.) in unrestricted
   cash & cash equivalent            (45.7)    (14.3)     34.4     (25.6)
                                     -----     -----     -----     -----



 Ending unrestricted cash & cash
   equivalents                       $17.3      $3.0     $37.4     $37.4
                                     =====     ======    =====     =====



 *  Includes cash outlays associated with reorganization items.









                                        11